GOLDMAN SACHS TRUST

Goldman Sachs Global Tax-Aware Equity Portfolios

Class A, Institutional, Class P, and Class R6 Shares

of the

Goldman Sachs Enhanced Dividend Global Equity Portfolio

Goldman Sachs Tax-Advantaged Global Equity Portfolio

(the “Funds”)

Supplement dated February 11, 2022 to the

Prospectuses and Statement of Additional Information (“SAI”),

each dated December 29, 2021, as supplemented to date

Effective immediately, Monali Vora, CFA will no longer serve as a portfolio manager for the Funds. Sergey Kraytman, David Hale, CFA, Aron Kershner and John Sienkiewicz will continue to serve as portfolio managers for the Funds.

Accordingly, effective immediately, all references to Ms. Vora in the Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectuses and SAI for future reference.

TAGEDTBDSTK 02-22